                                                                    EXHIBIT 99.1


                     MARTIN MIDSTREAM PARTNERS L.P. REPORTS
                           SECOND QUARTER 2003 RESULTS

         KILGORE, Texas, August 8, 2003 /PRNewswire-FirstCall via COMTEX/ -- Martin Midstream Partners L.P. (Nasdaq: MMLP) announced today its results of operations for the second quarter ended June 30, 2003.

         MMLP commenced the reporting of its own financial results on November 6, 2002, the date of its initial public offering. Prior to such date, MMLP's financial results are reported through the financial statements of its predecessor.

         MMLP reported net income for the second quarter of 2003 of $2.8 million*, on revenues of $38.7 million, compared to predecessor net income before income taxes of $0.9 million, on revenues of $32.7 million, for the second quarter of 2002. MMLP's net income per limited partner unit for the second quarter of 2003 was $0.39.

         MMLP reported net income for the six months ending June 30, 2003 of $6.2 million*, on revenues of $99.9 million, compared to predecessor net income before income taxes of $3.7 million, on revenues of $68.3 million, for the six months ending June 30, 2002. MMLP's net income per limited partner unit for the six months ended June 30, 2003 was $0.84.

         The Company's distributable cash flow for the second quarter of 2003 was $4.0 million, OR 1.09 times the amount required under our partnership agreement to cover the minimum quarterly distribution of $3.65 million on our common and subordinated units for such quarter. The Company's distributable cash flow for the six months ended June 30, 2003 was $7.9 million, or 1.08 times the amount required under our partnership agreement to cover the minimum quarterly distribution of $7.3 million on our common and subordinated units for such six month period. Distributable cash flow is a non-GAAP financial measure which is explained in greater detail below under "Use of Non-GAAP Financial Information". The Company has also included below a table entitled "Distributable Cash Flow" in order to show the components to this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.

         Included with this press release are MMLP's Consolidated Condensed Balance Sheets as of June 30, 2003 and December 31, 2002, its Consolidated and Combined Condensed Statements of Operations for the three months and six months ended June 30, 2003 and 2002 and its Consolidated and Combined Condensed Statements of Cash Flows for the six months ended June 30, 2003 and 2002. These financial statements should be read in conjunction with the information contained in the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 8, 2003.

         Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said "We are pleased with Martin Midstream's performance and the returns to our unitholders. We continue to evaluate several potential acquisition targets which meet our disciplined pricing criteria. These investments must be accretive to earnings while maintaining our target long term debt to total capitalization ratio of less than 50%. Any such acquisitions, along with our internal growth, will continue to make Martin Midstream Partners an attractive investment."


* Contains no effect of income taxes since MMLP is a non-taxable partnership.

Conference Call

         A conference call to review the second quarter 2003 results will be held on Monday, August 11, 2003, at 4:00 p.m. Central Time. The conference call can be accessed by calling (877) 407-9205. An audio replay of the conference call will be available by calling (877) 660-6853 from 10:00 a.m. Central Time on August 12, 2003 through 10:59 p.m. Central Time on August 19, 2003. The access codes for the conference call and the audio replay are as follows: Account No. 1628; Conference ID No. 72890. The audio replay of the conference call will also be archived on the Company's website at http://www.martinmidstream.com.

About Martin Midstream Partners

         Martin Midstream Partners provides marine transportation, terminalling, distribution and midstream logistical services for producers and suppliers of hydrocarbon products and by-products, specialty chemicals and other liquids. The Company also manufactures and markets sulfur-based fertilizers and related products and owns an unconsolidated non-controlling 49.5% limited partnership interest in CF Martin Sulphur L.P., which operates a sulfur storage and transportation business. MMLP operates primarily in the Gulf Coast region of the United States.

         Additional information concerning the Company is available on the Company's website at http://www.martinmidstream.com.

Forward-Looking Statements

         Statements about Martin Midstream Partners' outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. These factors include, but are not limited to: adverse weather conditions; reliance on its unconsolidated non-controlling interest in CF Martin Sulphur L.P.; the incurrence of material liabilities that are not fully covered by insurance; the price volatility and the supply availability of hydrocarbon products and by-products; restrictions in its debt agreements; the prospects for future acquisitions and its ability to make future acquisitions; the performance of recently acquired businesses; the seasonality of its business; the competition in the industry; changes in regulations on the federal, state and local level that are applicable to its business; the cost of attracting and retaining highly skilled personnel; the loss of significant commercial relationships with Martin Resource Management Corporation ("MRMC"); interruption in operations at its facilities; federal regulations applicable to its marine vessels and regulations effecting the domestic tank vessel industry; cost reimbursements it is required to pay to MRMC; conflicts of interest and competition with MRMC; the decisions made by and the control of its general partner; and a decision by the IRS to tax MMLP as a corporation. A discussion of these factors, including risks and uncertainties, is set forth in the Company's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.

Use of Non-GAAP Financial Information

         MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as distributable cash flow because management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP's cash flow after it has satisfied the capital and related requirements of its operations. Distributable cash flow is not a measure of financial performance or liquidity under GAAP. It should not be considered in isolation or as an indicator of MMLP's performance. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.

         The Company has included below a table entitled "Distributable Cash Flow" in order to show the components to this non-GAAP financial measure and its reconciliation to the most comparable GAAP measure. MMLP calculates distributable cash flow as follows: net income (as reported in its Consolidated and Combined Condensed Statements of Operations), plus depreciation and amortization and amortization of deferred debt issue costs (as reported in its Consolidated and Combined Condensed Statements of Cash Flows), less maintenance capital expenditures (as defined below), plus distributions from unconsolidated partnership (as reported in its Consolidated and Combined Condensed Statements of Cash Flows), less equity in earnings from unconsolidated entities (as reported in its Consolidated and Combined Condensed Statements of Operations). MMLP's maintenance capital expenditures, along with its expansion capital expenditures, are components of payments for property, plant, and equipment included in its Consolidated and Combined Condensed Statements of Cash Flows. For the three months and six months ended June 30, 2003, MMLP did not have any expansion capital expenditures.

Contacts:

Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC, (903) 983-6200.

                         MARTIN MIDSTREAM PARTNERS L.P.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                                         JUNE 30,      DECEMBER 31
                                                                                           2003           2002
                                                                                       (UNAUDITED)      (AUDITED)
                                                                                       -----------      ---------
                                      ASSETS

Cash ..............................................................................     $   5,536      $   1,734
Accounts and other receivables, less allowance for doubtful accounts
  of $293 and $355 ................................................................        18,642         20,225
Product exchange receivables ......................................................           170          1,040
Inventories .......................................................................        11,305         15,511
Due from affiliates ...............................................................           653            332
Other current assets ..............................................................           510            273
                                                                                        ---------      ---------
     Total current assets .........................................................        36,816         39,115
                                                                                        ---------      ---------

Property, plant, and equipment, at cost ...........................................        84,203         83,345
Accumulated depreciation ..........................................................       (29,765)       (27,488)
                                                                                        ---------      ---------
     Property, plant and equipment, net ...........................................        54,438         55,857
                                                                                        ---------      ---------

Goodwill ..........................................................................         2,922          2,922
Investment in unconsolidated  entities ............................................         1,027          1,081
Other assets, net .................................................................         1,197          1,480
                                                                                        ---------      ---------
                                                                                        $  96,400      $ 100,455
                                                                                        =========      =========
                         LIABILITIES AND PARTNERS' CAPITAL

Trade and other accounts payable ..................................................     $  10,877      $  14,007
Product exchange payables .........................................................         3,733          2,285
Due to affiliates .................................................................           240             --
Other accrued liabilities .........................................................         1,183          2,057
                                                                                        ---------      ---------
     Total current liabilities ....................................................        16,033         18,349

Long-term debt ....................................................................        33,000         35,000
                                                                                        ---------      ---------
     Total liabilities ............................................................        49,033         53,349
                                                                                        ---------      ---------

Partners' capital .................................................................        47,367         47,106
Commitments and contingencies .....................................................
                                                                                        ---------      ---------
                                                                                        $  96,400      $ 100,455
                                                                                        =========      =========

These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 8, 2003.

                         MARTIN MIDSTREAM PARTNERS L.P.
          CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                           THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                  JUNE 30,                           JUNE 30,
                                                      -------------------------------    -----------------------------
                                                           2003             2002              2003           2002
                                                      -------------     -------------    -------------   -------------
                                                      (Partnership)     (Predecessor)    (Partnership)   (Predecessor)
Revenues:
     Marine transportation .........................   $     6,659      $     5,961      $    13,112      $    11,651
     Terminalling ..................................         1,789            1,338            3,269            2,392
     Product sales:
         LPG distribution ..........................        23,455           16,845           68,718           38,379
         Fertilizer ................................         6,756            8,601           14,759           15,918
                                                       -----------      -----------      -----------      -----------
                                                            30,211           25,446           83,477           54,297
                                                       -----------      -----------      -----------      -----------
              Total revenues .......................        38,659           32,745           99,858           68,340
                                                       -----------      -----------      -----------      -----------

Costs and expenses:
     Cost of products sold:
         LPG distribution ..........................        22,759           16,011           66,388           35,751
         Fertilizer ................................         5,887            7,192           12,646           12,724
                                                       -----------      -----------      -----------      -----------
                                                            28,646           23,203           79,034           48,475
Expenses:
     Operating expenses ............................         4,860            5,316            9,931           10,018
     Selling, general and administrative ...........         1,615            1,720            3,132            3,374
     Depreciation and amortization .................         1,176            1,186            2,323            2,216
                                                       -----------      -----------      -----------      -----------
         Total costs and expenses ..................        36,297           31,425           94,420           64,083
                                                       -----------      -----------      -----------      -----------
         Operating income ..........................         2,362            1,320            5,438            4,257
                                                       -----------      -----------      -----------      -----------

Other income (expense):
     Equity in earnings of unconsolidated entities..           934              535            1,728            1,470
     Interest expense ..............................          (496)            (955)          (1,048)          (2,039)
     Other, net ....................................            23                7               39               15
                                                       -----------      -----------      -----------      -----------
         Total other income (expense) ..............           461             (413)             719             (554)
                                                       -----------      -----------      -----------      -----------

         Income before income taxes ................         2,823              907            6,157            3,703
Income taxes .......................................            --              194               --            1,333
                                                       -----------      -----------      -----------      -----------
     Net income ....................................   $     2,823      $       713      $     6,157      $     2,370
                                                       ===========      ===========      ===========      ===========

General partner's interest in net income ...........   $        56                       $       123
Limited partners' interest in net income ...........   $     2,767                       $     6,034
Net income per limited partner unit ................   $      0.39                       $      0.84
Weighted average limited partner units .............     7,153,362                         7,153,362

These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 8, 2003.

                         MARTIN MIDSTREAM PARTNERS L.P.
          CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                              SIX MONTHS ENDED
                                                                                                   JUNE 30,
                                                                                         ---------------------------
                                                                                              2003         2002
                                                                                         ------------- -------------
                                                                                         (PARTNERSHIP) (PREDECESSOR)
Cash flows from operating activities:
     Net income ......................................................................     $  6,157      $  2,370
     Adjustments to reconcile net income to net cash provided by operating activities:
         Depreciation and amortization ...............................................        2,323         2,216
         Amortization of deferred debt issuance costs ................................          237            --
         Deferred income taxes .......................................................           --         1,257
         Loss on sale of property, plant, and equipment ..............................           --             1
         Equity in earnings of unconsolidated entities ...............................       (1,728)       (1,470)
         Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
             Accounts and other receivables ..........................................        1,583         2,448
             Product exchange receivables ............................................          870          (753)
             Inventories .............................................................        4,206         2,832
             Due from affiliates .....................................................         (321)           --
             Other current assets ....................................................         (237)         (165)
             Trade and other accounts payable ........................................       (3,130)          159
             Product exchange payables ...............................................        1,448        (2,032)
             Due to affiliates .......................................................          240            --
             Other accrued liabilities ...............................................         (874)         (203)
         Change in other noncurrent assets, net ......................................           --             6
                                                                                           --------      --------
                Net cash provided by operating activities ............................       10,774         6,666
                                                                                           --------      --------
Cash flows from investing activities:
     Payments for property, plant, and equipment .....................................         (858)       (2,016)
     Proceeds from sale of property, plant and equipment .............................           --             7
     Distributions from unconsolidated partnership ...................................        1,782            --
     Cash paid for acquisition .......................................................           --          (103)
                                                                                           --------      --------
                Net cash provided by (used in) investing activities ..................          924        (2,112)
                                                                                           --------      --------
Cash flows from financing activities:
     Payments of long-term debt ......................................................       (2,000)         (398)
     Cash distributions paid .........................................................       (5,896)           --
     Borrowings from affiliates ......................................................           --        24,906
     Payments to affiliates ..........................................................           --       (28,882)
                                                                                           --------      --------
                Net used in by financing activities ..................................       (7,896)       (4,374)
                                                                                           --------      --------
                Net increase in cash and cash equivalents ............................        3,802           180
Cash at beginning of period ..........................................................        1,734            62
                                                                                           --------      --------
Cash at end of period ................................................................     $  5,536      $    242
                                                                                           ========      ========

These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 8, 2003.

                         MARTIN MIDSTREAM PARTNERS L.P.
                             DISTRIBUTABLE CASH FLOW
                             (DOLLARS IN THOUSANDS)
                     (UNAUDITED NON-GAAP FINANCIAL MEASURE)


                                                                                THREE MONTHS            SIX MONTHS
                                                                                    ENDED                  ENDED
                                                                                  MARCH 31,              JUNE 30,
                                                                                    2003                   2003
                                                                                 -----------            ----------
Net income..................................................................     $    2,823             $    6,157
Adjustments to reconcile net income to
distributable cash flow:
     Depreciation and amortization..........................................          1,176                  2,323
     Amortization of deferred debt issue costs..............................            118                    237
     Maintenance capital expenditures1......................................           (108)                  (858)
     Distributions from unconsolidated partnership..........................            891                  1,782
     Equity in earnings of unconsolidated entities..........................           (934)                (1,728)
                                                                                 ----------             ----------
Distributable cash flow.....................................................     $    3,966             $    7,913
                                                                                 ==========             ==========


--------
(1) Maintenance capital expenditures, along with expansion capital expenditures, are components of payments for property, plant, and equipment set forth in MMLP's Consolidated and Combined Condensed Statements of Cash Flows. For the three months and six months ended June 30, 2003, MMLP did not have any expansion capital expenditures.